EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     The certification set forth below is hereby made solely for the purpose of satisfying the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 and may not be relied upon or used for any other purposes.

     In connection with the Annual Report of Realmark Property Investors Limited Partnership - VI A (the "Partnership") on Form 10-K/A for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph M. Jayson, Individual General Partner and Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities

     Exchange Act of 1934, as amended; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

September 5, 2008	/s/Joseph M. Jayson
Date	Joseph M. Jayson
Individual General Partner and
Principal Financial Officer